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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement of Quanex Corporation on Form S-8 of our report dated December 11, 1997 appearing in the Annual Report on Form 10-K of Quanex Corporation for the fiscal year ended October 31, 1997.


DELOITTE & TOUCHE LLP

Houston, Texas
November 3, 1998